EXHIBIT 99.1

HCC Reports Record Half Year Results

HOUSTON, Aug. 3, 2006 (PRIMEZONE) -- HCC Insurance Holdings, Inc. (NYSE:HCC) today released earnings for the second quarter of 2006.

Net earnings increased substantially during the second quarter of 2006, rising 40% to $89.5 million from $64.1 million and net earnings per diluted share grew 31% to $0.77 per diluted share from $0.59 per share, both compared to the same period in 2005.

Net earnings increased significantly during the first six months of 2006, rising 38% to $168.0 million from $121.4 million and diluted earnings per share grew 27% to $1.44 per diluted share from $1.13 per share, both compared to the first six months of 2005.

Commenting on the results, Stephen L. Way, Chairman and Chief Executive Officer, said, "We continue to produce record results with a strong balance sheet and we are confident about our future performance."

Total revenue grew substantially during the first six months of 2006, rising 22% to $959.3 million from $784.5 million in the corresponding period in 2005. This increase was primarily from growth of earned premium due to our increased retentions.

Net earned premium of the Company's insurance company subsidiaries continues to show strong growth rising by 19% to $783.9 million during the first six months of 2006 compared to $657.8 million in the first half of 2005. During the same period, net written premium increased by 19% to $876.5 million and gross written premium grew 8% to $1.1 billion. Gross premium growth primarily came from our London market energy business and from our credit and surety operations. Net written premium growth occurred across most lines due to increased retentions.

The GAAP combined ratio of the Company's insurance company subsidiaries was 84.0% for the first six months of 2006 compared to 84.8% in the corresponding period of 2005. There have been no material net reserve releases during the first half of 2006.

Mr. Way added, "Overall our business remains stable with relatively good margins in all lines and there are opportunities which we believe we can capitalize on for future growth."

Management fee and commission income was down slightly during the first six months of 2006 to $65.3 million from $70.4 million in the first half of 2005. Business continues to improve and we are optimistic about renewed growth opportunities in 2007.

Net investment income increased by 62% in the first half of 2006 to $72.8 million, compared to $45.0 million in the corresponding period in 2005. This growth was due to increased investment assets and higher short term yields.

As of June 30, 2006, total investments increased 10% to $3.6 billion; total assets grew to $7.4 billion; shareholders' equity increased to $1.8 billion; book value per share increased 8% to $16.48; and the Company's debt to total capital ratio remains very conservative at 15.5%, all compared to December 31, 2005. See following tables.

HCC will hold an open conference call beginning at 4:00 p.m. (CDT) on Thursday, August 3, to discuss these results. To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-1303. In addition, there will be a live webcast available on a listen-only basis that can be accessed through the HCC website at www.hcc.com. A replay of the webcast will be available on the website until Thursday, August 10, 2006.

HCC is an international insurance holding company and a leading specialty insurance group since 1974, based in Houston, Texas with offices across the USA and in Bermuda, England and Spain. HCC has assets exceeding $7 billion and is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A. M. Best Company.

For more information, visit our website at www.hcc.com.

Forward-looking statements contained in this press release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

                     HCC Insurance Holdings, Inc.
                         Financial Highlights
                             June 30, 2006
                 (In thousands, except per share data)

                                     Three Months Ended June 30,
                                       2006              2005
                                    ----------        ----------
 Gross written premium              $  586,054        $  539,436
 Net written premium                   483,482           378,393
 Net earned premium                    403,320           337,726
 Fee and commission income              33,878            37,303
 Net investment income                  36,173            22,700
 Other operating income                 20,045             5,105
 Total revenue                         493,217           404,837
 Net earnings                           89,470            64,058
 Earnings per share (diluted)             0.77              0.59
 Cash flow from operations             181,818            84,928
 Weighted average shares
  outstanding (diluted)                116,860           108,269
 GAAP net loss ratio                      57.3%             58.7%
 GAAP combined ratio                      83.0%             85.0%

                                     June 30,        December 31,
                                       2006              2005
                                    ----------        ----------
 Total investments                  $3,567,601        $3,257,428
 Total assets                        7,371,148         7,026,066
 Shareholders' equity                1,833,695         1,693,696
 Debt to total capital                    15.5%             15.5%
 Book value per share               $    16.48        $    15.29

                     HCC Insurance Holdings, Inc.
                         Financial Highlights
                             June 30, 2006
                 (In thousands, except per share data)

                                    Six Months Ended June 30,
                                       2006              2005
                                    ----------        ----------
 Gross written premium              $1,092,112        $1,014,555
 Net written premium                   876,533           735,745
 Net earned premium                    783,891           657,843
 Fee and commission income              65,346            70,379
 Net investment income                  72,754            45,041
 Other operating income                 38,795             9,252
 Total revenue                         959,289           784,515
 Net earnings                          168,021           121,376
 Earnings per share (diluted)             1.44              1.13
 Cash flow from operations             259,755           118,837
 Weighted average shares
  outstanding (diluted)                116,885           107,042
 GAAP net loss ratio                      57.6%             58.4%
 GAAP combined ratio                      84.0%             84.8%

                                     June 30,        December 31,
                                       2006              2005
                                    ----------        ----------
 Total investments                  $3,567,601        $3,257,428
 Total assets                        7,371,148         7,026,066
 Shareholders' equity                1,833,695         1,693,696
 Debt to total capital                    15.5%             15.5%
 Book value per share               $    16.48        $    15.29

             HCC Insurance Holdings, Inc. and Subsidiaries
                 Condensed Consolidated Balance Sheets
                       (Unaudited, in thousands)

                                              June 30,     December 31,
                                                2006           2005
                                             ----------     ----------
 ASSETS

 Investments:
  Fixed income securities                    $2,687,441     $2,268,624
  Short-term investments                        623,138        839,581
  Other investments                             257,022        149,223
                                             ----------     ----------
    Total investments                         3,567,601      3,257,428
 Cash                                            44,342         73,935
 Restricted cash and cash investments           167,073        170,978
 Premium, claims and other receivables          896,983        884,654
 Reinsurance recoverables                     1,353,288      1,360,483
 Ceded unearned premium                         238,281        239,416
 Ceded life and annuity benefits                 72,782         73,415
 Deferred policy acquisition costs              177,982        156,253
 Goodwill                                       531,760        532,947
 Other assets                                   321,056        276,557
                                             ----------     ----------
    Total assets                             $7,371,148     $7,026,066
                                             ==========     ==========

 LIABILITIES

 Loss and loss adjustment expense payable    $2,918,441     $2,813,720
 Life and annuity policy benefits                72,782         73,415
 Reinsurance balances payable                   154,248        176,954
 Unearned premium                               910,188        807,109
 Deferred ceding commissions                     67,325         65,702
 Premium and claims payable                     735,120        753,859
 Notes payable                                  337,274        309,543
 Accounts payable and accrued liabilities       342,075        332,068
                                             ----------     ----------
    Total liabilities                         5,537,453      5,332,370

 SHAREHOLDERS' EQUITY

 Common stock                                   111,253        110,803
 Additional paid-in capital                     762,865        747,568
 Retained earnings                              965,571        817,013
 Accumulated other comprehensive
  income (loss)                                  (5,994)        18,312
                                             ----------     ----------
    Total shareholders' equity                1,833,695      1,693,696
                                             ----------     ----------
    Total liabilities and
     shareholders' equity                    $7,371,148     $7,026,066
                                             ==========     ==========

             HCC Insurance Holdings, Inc. and Subsidiaries
             Condensed Consolidated Statements of Earnings
           (Unaudited, in thousands, except per share data)

                               Six months ended    Three months ended
                                   June 30,              June 30,
                               2006       2005       2006       2005
                             --------   --------   --------   --------
 REVENUE
 Net earned premium          $783,891   $657,843   $403,320   $337,726
 Fee and commission income     65,346     70,379     33,878     37,303
 Net investment income         72,754     45,041     36,173     22,700
 Net realized investment
   gain (loss)                 (1,497)     2,000       (199)     2,003
 Other operating income        38,795      9,252     20,045      5,105
                             --------   --------   --------   --------
    Total revenue             959,289    784,515    493,217    404,837
                             --------   --------   --------   --------
 EXPENSE
 Loss and loss adjustment
  expense, net                451,592    384,164    231,025    198,101
 Policy acquisition costs,
  net                         154,792    119,988     76,577     60,631
 Other operating expense       95,994     95,481     49,191     49,532
 Interest expense               4,437      3,778      2,283      1,970
                             --------   --------   --------   --------
    Total expense             706,815    603,411    359,076    310,234
                             --------   --------   --------   --------
 Earnings before income
  tax expense                 252,474    181,104    134,141     94,603
 Income tax expense            84,453     59,728     44,671     30,545
                             --------   --------   --------   --------
    Net earnings             $168,021   $121,376   $ 89,470   $ 64,058
                             ========   ========   ========   ========
 Basic earnings per share
  data:
   Net earnings per share    $   1.51   $   1.17   $   0.80   $   0.61
                             ========   ========   ========   ========
 Weighted average shares
  outstanding                 111,117    104,106    111,218    104,962
                             ========   ========   ========   ========
 Diluted earnings per
  share data:
 Net earnings per share      $   1.44   $   1.13   $   0.77   $   0.59
                             ========   ========   ========   ========
 Weighted average shares
  outstanding                 116,885    107,042    116,860    108,269
                             ========   ========   ========   ========
 Cash dividends declared,
  per share                  $  0.175   $  0.132   $  0.100   $  0.075
                             ========   ========   ========   ========

             HCC Insurance Holdings, Inc. and Subsidiaries
            Condensed Consolidated Statements of Cash Flows
                       (Unaudited, in thousands)

                                 Six months ended   Three months ended
                                     June 30,            June 30,
                                  2006      2005      2006      2005
                                --------  --------  --------  --------
 Cash flows from operating
  activities:
   Net earnings                 $168,021  $121,376  $ 89,470  $ 64,058
   Adjustments to reconcile net
    earnings to net cash provided
    by operating activities:
     Change in premium, claims
      and other receivables      (10,298)  (92,171)  (54,660)   41,597
     Change in reinsurance
      recoverables                 7,195   (19,014)   (3,937)  (18,190)
     Change in ceded unearned
      premium                      1,135    50,943     1,249    (1,357)
     Change in loss and loss
      adjustment expense
      payable                    104,721   124,887    80,946    74,948
     Change in reinsurance
      balances payable           (22,706)  (50,710)    4,351   (20,868)
     Change in unearned premium  103,079    25,536    84,813    42,378
     Change in premium and
      claims payable, net of
      restricted cash            (17,222)   15,536    13,096   (84,339)
     Change in trading portfolio (84,491)  (38,054)  (36,497)    3,274
     Depreciation and
      amortization expense         7,644     7,360     3,819     3,650
     Other, net                    2,677   (26,852)     (832)  (20,223)
                                --------  --------  --------  --------
      Cash provided by
       operating activities      259,755   118,837   181,818    84,928
                                --------  --------  --------  --------
 Cash flows from investing
  activities:
   Sales of fixed income
    securities                   164,097   114,770    98,443    59,089
   Maturity or call of fixed
    income securities            117,698    98,468    58,472    66,218
   Cost of securities acquired  (791,385) (498,144) (319,771) (221,144)
   Change in short-term
    investments                  218,856   181,716   (27,894)   36,691
   Sale of strategic investment   17,363        --        --        --
   Payments for purchase of
    subsidiaries, net of cash
    received                     (37,457)  (34,881)  (13,457)  (34,881)
   Other, net                     (5,097)  (11,378)   (3,050)  (10,260)
                                --------  --------  --------  --------
     Cash used by investing
      activities                (315,925) (149,449) (207,257) (104,287)
                                --------  --------  --------  --------
 Cash flows from financing
  activities:
   Issuance of notes payable      39,000    33,000    28,000    33,000
   Payments on notes payable     (11,249)  (14,465)     (142)  (14,372)
   Sale of common stock            9,846    28,837     2,054     7,750
   Dividends paid                (16,648)  (11,716)   (8,338)   (5,933)
   Other                           5,628    (3,814)   (2,904)       --
                                --------  --------  --------  --------
     Cash provided by financing
      activities                  26,577    31,842    18,670    20,445
                                --------  --------  --------  --------
 Net increase (decrease)
  in cash                        (29,593)    1,230    (6,769)    1,086

 Cash at beginning of period      73,935    69,933    51,111    70,077
                                --------  --------  --------  --------
     Cash at end of period      $ 44,342  $ 71,163  $ 44,342  $ 71,163
                                ========  ========  ========  ========

                     HCC Insurance Holdings, Inc.
                       Insurance Company Premium
                            June 30, 2006
                            (In thousands)

                                   2nd Qtr      2nd Qtr     Change
                                    2006         2005%
                                  ---------    ---------   ---------
 GROSS WRITTEN

 Diversified financial products   $ 253,487    $ 224,547       13%
 Group life, accident & health      138,604      156,210      (11)
 Aviation                            58,862       57,254        3
 London market account               83,658       48,602       72
 Other specialty lines               51,234       48,256        6
 Discontinued lines                     209        4,567       nm
                                  ---------    ---------   ---------
                                  $ 586,054    $ 539,436        9%
                                  =========    =========   =========
 NET WRITTEN

 Diversified financial products   $ 212,120    $ 149,477       42%
 Group life, accident & health      129,445      127,560        1
 Aviation                            54,939       36,156       52
 London market account               51,794       36,396       42
 Other specialty lines               35,193       27,248       29
 Discontinued lines                      (9)       1,556       nm
                                  ---------    ---------   ---------
                                  $ 483,482    $ 378,393       28%
                                  =========    =========   =========
 NET EARNED PREMIUM

 Diversified financial products   $ 179,207    $ 121,479       48%
 Group life, accident & health      128,262      126,657        1
 Aviation                            39,034       32,992       18
 London market account               26,937       30,907      (13)
 Other specialty lines               29,896       23,326       28
 Discontinued lines                     (16)       2,365       nm
                                  ---------    ---------   ---------
                                  $ 403,320    $ 337,726       19%
                                  =========    =========   =========
 nm - Not meaningful comparison

                     HCC Insurance Holdings, Inc.
                      Insurance Company Premium
                           June 30, 2006
                           (In thousands)

                                Year to Date  Year to Date    Change
                                    2006          2005%
                                 ----------    ----------    ---------
 GROSS WRITTEN

 Diversified financial products  $  450,733    $  423,619         6%
 Group life, accident & health      272,758       306,292       (11)
 Aviation                           115,096       106,356         8
 London market account              158,165        91,798        72
 Other specialty lines               95,123        83,775        14
 Discontinued lines                     237         2,715        nm
                                 ----------    ----------    ---------
                                 $1,092,112    $1,014,555         8%
                                 ==========    ==========    =========
 NET WRITTEN

 Diversified financial products  $  373,765    $  295,474        26%
 Group life, accident & health      258,888       257,009         1
 Aviation                            90,364        68,282        32
 London market account               90,517        65,308        39
 Other specialty lines               63,093        48,322        31
 Discontinued lines                     (94)        1,350        nm
                                 ----------    ----------    ---------
                                 $  876,533    $  735,745        19%
                                 ==========    ==========    =========
 NET EARNED PREMIUM

 Diversified financial products  $  348,319    $  228,330        53%
 Group life, accident & health      256,023       255,602        --
 Aviation                            72,231        66,809         8
 London market account               48,865        57,618       (15)
 Other specialty lines               58,536        44,551        31
 Discontinued lines                     (83)        4,933        nm
                                 ----------    ----------    ---------
                                 $  783,891    $  657,843        19%
                                 ==========    ==========    =========
 nm - Not meaningful comparison

                     HCC Insurance Holdings, Inc.
                   Consolidated Insurance Companies
                            Net Loss Ratios
                             June 30, 2006
                            (In thousands)

                                           Year to Date 2006
                                    ------------------------------
                                    Net Earned    Incurred   Loss
        Line of Business             Premium       Losses    Ratio
 ------------------------------      ---------    ---------  -----
 Diversified financial products      $ 348,319    $ 175,400   50.4%
 Group life, accident & health         256,023      179,494   70.1
 Aviation                               72,231       40,733   56.4
 London market account                  48,865       22,248   45.5
 Other specialty lines                  58,536       33,391   57.0
 Discontinued lines                        (83)         326     nm
                                     ---------    ---------   ----
 Total                               $ 783,891    $ 451,592   57.6%
                                     =========    =========   ====

                                            Full Year 2005
                                    ------------------------------
                                    Net Earned    Incurred   Loss
                                      Premium      Losses    Ratio
                                    ----------   ----------  -----
 Diversified financial products     $  531,136   $  255,570   48.1%
 Group life, accident & health         504,382      361,289   71.6
 Aviation                              136,197       91,720   67.3
 London market account                  93,017       98,638  106.0
 Other specialty lines                  97,721       72,436   74.1
 Discontinued lines                      7,535       41,544     nm
                                    ----------   ----------   ----
 Total                              $1,369,988   $  921,197   67.2%
                                    ==========   ==========   ====
 nm - Not meaningful comparison

CONTACT: HCC Insurance Holdings, Inc.
         L. Byron Way, Vice President
         (713) 690-7300